UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23078

                          Virtus ETF Trust II
(Exact name of registrant as specified in charter)

1540 Broadway, 16th Floor

                          New York, NY 10036
(Address of principal executive offices) (Zip code)

Virtus ETF Trust II

c/o Corporation Service Company

2711 Centerville Road, Suite 400

                          Wilmington, DE 19808
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 593-4383

Date of fiscal year end: July 31

Date of reporting period: July 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Virtus ETF Trust II

VIRTUS ENHANCED SHORT U.S. EQUITY ETF

VIRTUS NEWFLEET DYNAMIC CREDIT ETF

Virtus ETFs

ANNUAL REPORT
July 31, 2018

Table of Contents

July 31, 2018

Shareholder Letter (unaudited)

July 31, 2018

Dear Shareholder:

On behalf of Virtus ETF Advisers LLC (the “Adviser”), I am pleased to present the shareholder report for the Virtus ETF Trust II (the “Trust”) for the fiscal period ended July 31, 2018.

The Adviser is part of Virtus Investment Partners, a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors.

The report provides financial statements and portfolio information for the series in the Trust. As of July 31, 2018, the Trust comprises two Exchange Traded Funds (“ETFs”).

First, the Virtus Newfleet Dynamic Credit ETF (BLHY), an actively-managed fund that allocates between high yield corporate bonds and floating rate bank loans. The fund is subadvised by Newfleet Asset Management, LLC, a subsidiary of Virtus Investment Partners with longstanding experience managing multi-sector fixed income portfolios.

Second, the Virtus Enhanced Short U.S. Equity ETF (VESH), an actively-managed fund that systematically sells (shorts) futures contracts based on the sectors of the U.S equity markets. The fund is subadvised by Rampart Investment Management Company, LLC, a subsidiary of Virtus Investment Partners specializing in derivative strategies.

Thank you for your investment. If you have questions, please contact your financial adviser, or call 1-888-383-0553. For more information about the fund and the other ETFs we offer, we invite you to visit our website, www.virtusetfs.com

Sincerely,

William Smalley
President

Virtus ETF Trust II

This material must be accompanied or preceded by the prospectus.

Management’s Discussion of Fund Performance (unaudited)

July 31, 2018

Virtus Enhanced Short U.S. Equity ETF

The Virtus Enhanced Short U.S. Equity ETF (the “Fund”) (NYSE: VESH) is an actively managed exchange-traded fund (ETF). The net asset value (NAV) of the Fund is determined at the close of each business day, and represents the dollar value of one share of the Fund. It is calculated by taking the total assets of the Fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV of the Fund is not necessarily the same as its intraday trading value. Fund investors should not expect to buy or sell shares at NAV because shares of ETFs such as the Fund are bought and sold at market price, not NAV, and are not individually redeemed from the Fund. Thus, shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV, and include the reinvestment of all dividends and other distributions (reinvested at the Fund’s NAV on distribution ex-date). Market price returns are calculated using the 4:00 p.m. midpoint between the bid and offer, and include the reinvestment of all dividends and other distributions (reinvested at the 4:00 p.m. bid/offer midpoint on distribution ex-date). Market price returns do not represent the return you would receive if you traded at other times.

How did the markets perform during the fiscal year ended July 31, 2018?

The fiscal year was characterized by three periods: the historically tranquil second half of 2017, the historically unruly first quarter of 2018, and the relatively unremarkable run from April through July of 2018.

The year 2017 was a remarkable one, with a near-constant series of political, economic, cultural, and environmental events. Amid this tumult, the U.S. stock market kept its eye on the prize: corporate tax cuts. As year-end approached, it appeared that nearly every market move could be attributed to the progress that the tax bill was making through Washington. This single-minded approach produced a series of all-time high price levels with record low volatility.

To put 2017 in perspective, some data analysis is in order:

•	The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) recorded its lowest ever intraday level (8.56) and its lowest ever closing level (9.14) in November of 2017.
•	The average VIX level during 2017 was the lowest of any year since the index was launched in 1990.
•	The highest intra-day VIX level during the year (17.28) was lower than the long-term average VIX level (19.36).
•	At the end of the year, the market capitalization of the S&P 500® Index exceeded the estimated 2017 gross domestic product (GDP) of the U.S., as well as the combined GDPs of China, Japan, Germany, and the U.K.

As 2018 began, the bull market showed no signs of waning. Instead, the pace of market appreciation accelerated, as 14 of the 21 trading days in January reached all-time highs. This strength did not persist, however, as the rest of the first quarter saw a series of truly shocking events.

A few of the highlights are listed below:

•	The S&P 500 lost just over 10% during just nine trading sessions between January and February.
•	During this decline, there were three trading days with moves in excess of 2%. All of them were negative.
•	The market lost 4.10% on February 5, 2018, the largest one-day loss since the credit rating of the U.S. was downgraded in August of 2011.
•	During the market correction, the VIX jumped 116% in a single day, and 177% over two days, representing the largest one- and two-day VIX moves ever.
•	After the S&P 500 experienced zero daily moves in excess of 2% in all of 2017, there were six such moves in the first quarter of 2018. Three of them were on consecutive days in March.

As March transitioned into April, market activity became much more normal. The extreme tranquility of 2017 and the extreme turbulance of the first quarter of 2018 were left behind. While the market was positive overall through July 31, it had experienced the occasional pullback that characterizes a healthy market.

What factors affected the Fund’s performance during the fiscal year?

The goal of the Fund is to provide short (or inverse) exposure to the U.S. large cap equity market, for which the S&P 500 Index is a standard proxy. As a result, shareholders in the Fund should lose money when the returns of the U.S. large cap equity market rise, which is opposite from traditional funds, although the Fund seeks to structure the portfolio of short investments such that it outperforms

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2018

a simple inverse product (i.e., one that seeks to provide -100% of the total returns of its benchmark). By this measure, the Fund performed as intended during the fiscal year, as the Fund was down 12.13%, while the S&P 500 Index was up 16.24%.

While a strong bull market is certainly a difficult environment for a short product, the Fund’s ability to focus on the weaker areas of the stock market proved to be valuable during the 12-month period. For example, the Fund was able to have slightly reduced exposure to the technology sector, which outpaced the broader market for much of the period. Also, the Fund was able to have slightly increased exposure to the financial sector, which lagged the market over the period. By making sector tilts such as these, the Fund was able to outperform a strategy that simply seeks to provide -100% returns relative its benchmark index.

During the fiscal year, the Fund implemented its strategy entirely by selling futures contracts based on indices of securities. Therefore, all of the performance of the strategy, both positive and negative, can be attributed to the use of futures contracts. Derivatives, such as futures contracts, may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Performance as of 7/31/2018

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	S&P 500® Index(1)
1 Year	(12.13)%	(12.69)%	16.24%
Since Inception(2)	(12.40)%	(12.31)%	16.22%

(1)	The S&P 500[t] Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
(2)	Commencement of operations on June 26, 2017.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Inverse Correlation: Because the Fund seeks inverse returns, shareholders should lose money when returns of the broad U.S. large cap equity market rises, which is a result that is opposite from traditional funds.

Short Positions: The Fund may seek inverse exposure through the use of short sales of U.S. equity ETFs and other U.S. equity securities, which may cause the Fund to be exposed to certain risks associated with selling such assets short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s returns, limit the Fund’s ability to obtain inverse exposure, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement.

Derivatives: The value of a derivative instrument depends largely on (and is derived from) the value of an underlying asset or market factor. In addition to risks relating to the underlying assets and market factors, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. These risks are greater for the Fund than most other funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks or bonds.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: At the time of purchase and/or sale, an investor’s shares may have a market price that is above or below the Fund’s NAV, which may increase the investor’s risk of loss.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2018

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2018

Virtus Newfleet Dynamic Credit ETF

The Virtus Newfleet Dynamic Credit ETF (the “Fund”) (NYSE: BLHY) is an actively managed ETF that seeks to provide a high level of current income and, secondarily, capital appreciation. The Fund offers a portfolio that allocates primarily between two rapidly converging non-investment-grade credit sectors — high yield corporate bonds and floating rate bank loans. The expanded opportunity set created by combining these credit sectors may provide enhanced diversification benefits due to low correlation to core fixed income. The Fund also has the ability to invest up to 100% of its assets in U.S. Treasuries when the managers determine that market conditions warrant a move away from credit sectors.

How did the fixed income markets perform during the fiscal year ended July 31, 2018?

Most fixed income sectors outperformed U.S. Treasuries during the 12 months ended July 31, 2018, with bank loans the top performing sector. The exceptions to this outperformance were emerging market debt and non-U.S. dollar bonds. The global growth outlook remained favorable, and the search for yield persisted. Within most fixed income sectors, lower quality assets outperformed.

The positive tone of the market, which was sparked after the surprise outcome of the U.S. presidential election in 2016, continued throughout most of 2017. That said, the market faced numerous challenges over the fiscal year. Geopolitical tensions with North Korea, continued gridlock in Washington, moderate volatility in oil prices, and major weather events such as Hurricane Harvey caused periods of weakness within spread sectors. However, these periods were short-lived as investors bought into any meaningful dip in prices, quickly pushing prices higher.

As anticipated, the U.S. Federal Reserve (the Fed) raised its target rate by 0.25% on three separate occasions during the 12-month period to a range of 1.75% to 2.00%. During its September 2017 meeting, the Fed announced the start of its balance sheet reduction plan.

During the reporting period, yields increased across the U.S. Treasury curve, more so for shorter maturity bonds, and the yield curve flattened.

What factors affected the Fund’s performance during the fiscal year?

For the 12-month period ending July 31, 2018, the Fund generated a total return of 2.67% (NAV) versus a total return of 3.51% for the 50% S&P LSTA Leveraged Loan/50% Bloomberg Barclays HY 2% Issuer Cap Index, the Fund’s blended benchmark. The Fund was overweight to higher quality credit tiers across both high yield corporate bond and floating rate bank loan sectors, along with issue selection within the Fund’s bank loan allocation, were the key drivers of the Fund’s relative underperformance relative to its blended benchmark during the period.

Within the bank loan allocation, security selection within the information technology and manufacturing industries detracted from performance. For the 12-month period ending July 31, 2018, the average market value weight of the loan allocation was 53.32%. The allocation generated a gross return of 4.56%, while the bank loan benchmark posted a return of 4.72% over the same period. Security selection within the Fund’s high yield allocation was additive to performance over the period, specifically within consumer cyclicals and basic materials industries. Over the fiscal year, the average market value weight of the high yield allocation was 41.32%. It generated a gross return of 2.80%, while the high yield benchmark posted a return of 2.60% over the same period.

Performance as of 7/31/2018

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	50% S&P LSTA Leveraged Loan / 50% Bloomberg Barclays HY 2% Issuer Cap.(1)
1 Year	2.67%	2.76%	3.51%
Since Inception(2)	3.31%	3.17%	5.55%

(1)	The Fund’s benchmark is 50% S&P LSTA Leveraged Loan/50% Bloomberg Barclays HY 2% Issuer Cap. The composite index consists of 50% S&P/LSTA Leveraged Loan Index (an index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans representing a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers, calculated on a total return basis) and 50% Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations, with no single issuer accounting for more than 2% of market cap, calculated on a total return basis). The composite index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
(2)	Commencement of operations on December 5, 2016.

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2018

Virtus Newfleet Dynamic Credit ETF (continued)

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Fixed Income Securities: Risks of investments in fixed income securities include, without limitation, credit risk, interest rate risk, liquidity risk, maturity risk and prepayment risk. These risks could affect the value of investments of the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed and asset-backed securities are subject to the general fixed income risks described above. Mortgage-backed and asset-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees.

Junk Bonds or High Yield Securities: High yield securities are generally subject to greater levels of credit quality risk than investment grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the Fund’s shares and the income it earns.

Foreign Securities: Investments in foreign securities involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. These risks are generally greater in emerging markets.

Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Loan Participation and Assignment: The principal risk associated with acquiring loan participation interests and assignments is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests or assignments and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2018

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Shareholder Expense Examples (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including advisory fees and other fund expenses, if any. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (February 1, 2018 to July 31, 2018).

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/01/18	Ending Account Value 7/31/18	Annualized Expense Ratios for the period(2)	Expenses Paid During Period(3)
Virtus Enhanced Short U.S. Equity ETF
Actual	$1,000.00	$996.00	0.55%	$2.72
Hypothetical(1)	$1,000.00	$1,022.07	0.55%	$2.76

Virtus Newfleet Dynamic Credit ETF
Actual	$1,000.00	$1,004.00	0.68%	$3.38
Hypothetical(1)	$1,000.00	$1,021.42	0.68%	$3.41

(1)	Assuming 5% return before expenses.
(2)	Annualized expense ratios reflect expenses net of waived fees or reimbursed expenses, if applicable.
(3)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365 (to reflect the six-month period).

Schedule of Investments — Virtus Enhanced Short U.S. Equity ETF

July 31, 2018

At July 31, 2018, open futures contracts sold were as follows:

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short Contracts
E-mini Consumer Staples Select Sector Futures	9/21/2018	(2)	$107,540	$(2,535)
E-mini Financial Select Sector Futures	9/21/2018	(3)	258,075	(195)
E-mini S&P 500 Futures	9/21/2018	(4)	563,420	(5,709)
E-mini S&P Real Estate Select Sector Stock Index Futures	9/21/2018	(1)	39,800	(1,290)
E-mini Utilities Select Sector Futures	9/21/2018	(1)	53,240	(53)
				$(9,782)

Cash posted as collateral to broker for futures contracts was $42,824 at July 31, 2018.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of July 31, 2018:

	Level 1	Level 2	Level 3	Total
Liability Valuation Inputs
Futures	$9,782	$—	$—	$9,782
Total	$9,782	$—	$—	$9,782

For significant movements between levels within the fair value hierarchy, the Fund adopted a policy of recognizing transfers at the end of the reporting year. There were no significant transfers between levels during the year ended July 31, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the reporting period. There were no Level 3 securities as of July 31, 2018.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Dynamic Credit ETF

July 31, 2018

Security Description	Principal	Value
TERM LOANS — 59.3%
Aerospace — 0.9%
TransDigm, Inc., 4.58%, (1-Month USD LIBOR + 2.50%), 06/09/23 (1)	$569,822	$570,807
TransDigm, Inc., 4.58%, (1-Month USD LIBOR + 2.50%), 08/22/24 (1)	99,003	99,166
TransDigm, Inc., 4.58%, (1-Month USD LIBOR + 2.50%), 05/30/25 (1)	84,788	84,861
Total Aerospace		754,834
Chemicals — 1.6%
Alpha 3 B.V. (aka Atotech), 5.33%, (3-Month USD LIBOR + 3.00%), 01/31/24 (Netherlands) (1)	173,250	173,602
Ineos US Finance LLC, 4.17%, (2-Month USD LIBOR + 2.00%), 04/01/24 (1)	551,926	551,754
Kraton Polymers LLC, 4.58%, (1-Month USD LIBOR + 2.50%), 03/08/25 (1)	142,371	142,994
Univar USA, Inc., 4.58%, (1-Month USD LIBOR + 2.50%), 07/01/24 (1)	428,027	429,664
Total Chemicals		1,298,014
Consumer Non-Durables — 1.9%
Diamond (BC) B.V., 5.08%, (1-Month USD LIBOR + 3.00%), 09/06/24 (Netherlands) (1)	358,200	351,931
Energizer Holdings, Inc., 0.00%, 06/20/25 (1)(2)	120,000	120,488
HLF Financing S.a r.l. (HLF Financing US, LLC), 7.58%, (1-Month USD LIBOR + 5.50%), 02/15/23 (Luxembourg) (1)	326,250	328,371
Kronos Acquisition Intermediate, Inc. (aka KIK Custom Products), (1-Month USD LIBOR + 4.00%), 05/15/23 (1)	185,074	183,840
Libbey Glass, Inc., 5.10%, (1-Month USD LIBOR + 3.00%), 04/09/21 (1)	311,413	311,413
Revlon Consumer Products Corp., 5.58%, (1-Month USD LIBOR + 3.50%), 09/07/23(1)	376,726	278,693
Total Consumer Non-Durables		1,574,736
Energy — 3.3%
California Resources Corp., 6.83%, (1-Month USD LIBOR + 4.75%), 12/31/22 (1)	190,000	193,641
Fieldwood Energy LLC, 7.33%, (1-Month USD LIBOR + 5.25%), 04/11/22 (1)	295,000	295,959
Gavilan Resources, LLC, 8.08%, (1-Month USD LIBOR + 6.00%), 03/01/24 (1)	170,000	168,194
McDermott Technology Americas, Inc., 7.08%, (1-Month USD LIBOR + 5.00%), 05/12/25 (Panama) (1)	264,338	266,370
MRC Global US, Inc. (fka McJunkin Red Man Corp.), 5.08%, (1-Month USD LIBOR + 3.00%), 09/20/24 (1)	313,425	314,796
Seadrill Operating LP (Seadrill Partners Finco LLC), 8.33%, (3-Month USD LIBOR + 6.00%), 02/21/21 (Marshall Islands) (1)	572,367	536,594
Traverse Midstream Partners LLC, 6.34%, (3-Month USD LIBOR + 4.00%), 09/27/24 (1)	320,000	321,665
Ultra Resources, Inc., 5.08%, (1-Month USD LIBOR + 3.00%), 04/12/24 (1)	395,000	362,166
Weatherford International Ltd., 3.51%, (1-Month USD LIBOR + 1.43%), 07/13/20 (Bermuda) (1)	302,581	299,744
Total Energy		2,759,129
Security Description	Principal	Value
TERM LOANS (continued)
Financials — 3.1%
Asurion, LLC, 5.08%, (1-Month USD LIBOR + 3.00%), 11/03/23 (1)	$289,580	$289,598
Asurion, LLC (fka Asurion Corp.), 5.08%, (1-Month USD LIBOR + 3.00%), 08/04/22 (1)	353,192	353,538
Asurion, LLC (fka Asurion Corp.), 8.58%, (1-Month USD LIBOR + 6.50%), 08/04/25 (1)	387,193	393,485
Blackhawk Network Holdings, Inc., 5.07%, (1-Month USD LIBOR + 3.00%), 06/15/25 (1)	230,000	230,767
Ditech Holding Corp., 8.08%, (1-Month USD LIBOR + 6.00%), 06/30/22 (1)	644,786	615,365
Genworth Holdings, Inc., 6.58%, (1-Month USD LIBOR + 4.50%), 03/07/23 (1)	44,888	45,870
iStar, Inc. (fka iStar Financial, Inc.), 4.83%, (1-Month USD LIBOR + 2.75%), 06/28/23 (1)	225,000	225,422
Navistar Financial Corp., 0.00%, 07/25/25 (1)(2)	160,000	160,600
Tempo Acquisition, LLC, 5.08%, (1-Month USD LIBOR + 3.00%), 05/01/24 (1)	270,014	270,593
Total Financials		2,585,238
Food and Drug — 0.7%
Albertson’s LLC, 4.83%, (1-Month USD LIBOR + 2.75%), 08/25/21 (1)	114,135	113,850
Albertson’s LLC, 5.34%, (3-Month USD LIBOR + 3.00%), 12/21/22 (1)	469,315	468,069
Total Food and Drug		581,919
Food/Tobacco — 2.1%
Chobani, LLC (Chobani Idaho, LLC), 5.58%, (1-Month USD LIBOR + 3.50%), 10/10/23 (1)	269,177	269,457
Dole Food Co., Inc., 6.75%, (3-Month USD LIBOR + 2.75%), 04/06/24 (1)	346,125	346,031
H-Food Holdings, LLC (aka Hearthside Food Solutions, LLC), 5.06%, (1-Month USD LIBOR + 3.00%), 05/23/25 (1)	195,000	193,822
Hostess Brands, LLC, 0.00%, 08/03/22 (1)(2)	410,000	410,621
JBS USA LUX SA, 4.83%, (3-Month USD LIBOR + 2.50%), 10/30/22 (Luxembourg) (1)	381,384	381,520
Sigma US Corp., 5.09%, (1-Month USD LIBOR + 3.00%), 07/02/25 (Netherlands) (1)	115,000	114,846
Total Food/Tobacco		1,716,297
Forest Prod/Containers — 2.0%
Berlin Packaging L.L.C., 5.34%, (3-Month USD LIBOR + 3.00%), 11/07/25 (1)	260,000	260,379
Berry Global, Inc., 4.09%, (1-Month USD LIBOR + 2.00%), 01/19/24 (1)	380,188	381,138
BWAY Holding Co., 5.58%, (3-Month USD LIBOR + 3.25%), 04/03/24 (1)	445,500	444,979
Klockner Pentaplast of America, Inc. (fka Kleopatra Acquisition Corp.), 6.33%, (1-Month USD LIBOR + 4.25%), 06/30/22 (1)	416,002	399,065
Trident TPI Holdings, Inc., 5.33%, (1-Month USD LIBOR + 3.25%), 10/17/24 (1)	144,375	144,158
Total Forest Prod/Containers		1,629,719
Gaming/Leisure — 4.0%
Caesars Resort Collection, LLC, 4.83%, (1-Month USD LIBOR + 2.75%), 12/23/24 (1)	497,101	499,703
CityCenter Holdings, LLC, 4.33%, (1-Month USD LIBOR + 2.25%), 04/18/24 (1)	389,905	390,905

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Dynamic Credit ETF (continued)

July 31, 2018

Security Description	Principal	Value
TERM LOANS (continued)
Gaming/Leisure (continued)
Everi Payments, Inc., 5.08%, (1-Month USD LIBOR + 3.00%), 05/09/24 (1)	$371,250	$373,049
Golden Nugget, Inc. (aka Landry’s, Inc.), 4.83%, (1-Month USD LIBOR + 2.75%), 10/04/23 (1)	188,084	188,881
GVC Holdings PLC, 0.00%, 03/29/24 (1)(2)	224,575	225,312
Playa Resorts Holding B.V., 4.83%, (1-Month USD LIBOR + 2.75%), 04/29/24 (1)	490,314	486,882
Scientific Games International, Inc., 4.83%, (2-Month USD LIBOR + 2.75%), 08/14/24 (1)	234,413	234,852
Stars Group Holdings B.V., 5.83%, (3-Month USD LIBOR + 3.50%), 07/10/25 (1)	95,000	95,985
Station Casinos LLC, 4.58%, (1-Month USD LIBOR + 2.50%), 06/08/23 (1)	352,151	353,521
UFC Holdings, LLC, 5.33%, (1-Month USD LIBOR + 3.25%), 08/18/23 (1)	427,226	429,323
Total Gaming/Leisure		3,278,413
Health Care — 6.0%
AHP Health Partners, Inc. (aka Ardent Health Partners, LLC), 6.57%, (1-Month USD LIBOR + 4.50%), 06/30/25 (1)	235,000	237,056
Amneal Pharmaceuticals LLC, 5.63%, (1-Month USD LIBOR + 3.50%), 05/04/25 (1)	314,927	317,684
Auris Lux Co. (aka Sivantos Group), 0.00%, 07/24/25 (1)(2)	40,000	40,325
Bausch Health Companies, Inc. (fka Valeant Pharmaceuticals International, Inc.), 5.09%, (1-Month USD LIBOR + 3.00%), 06/02/25 (1)	288,846	289,594
Change Healthcare Holdings, Inc. (fka Emdeon, Inc.), 4.83%, (1-Month USD LIBOR + 2.75%), 03/01/24 (1)	505,578	505,403
CHG Healthcare Services, Inc. (fka CHG Buyer Corp.), 5.08%, (3-Month USD LIBOR + 3.00%), 06/07/23 (1)	112,586	112,985
CHS / Community Health Systems, Inc., 5.56%, (3-Month USD LIBOR + 3.25%), 01/27/21 (1)	281,902	277,420
Endo Luxembourg Finance Co. I S.a.r.l., 6.38%, (1-Month USD LIBOR + 4.25%), 04/29/24 (Luxembourg) (1)	267,300	267,996
Envision Healthcare Corp. (fka Emergency Medical Services Corp.), 5.08%, (1-Month USD LIBOR + 3.00%), 12/01/23 (1)	60,061	60,136
Immucor, Inc. (fka IVD Acquisition Corp.), 7.17%, (2-Month USD LIBOR + 5.00%), 06/15/21 (1)	29,700	30,115
Iqvia, Inc. (Quintiles IMS), 4.08%, (3-Month USD LIBOR + 1.75%), 06/11/25 (1)	300,000	298,500
NVA Holdings, Inc., 4.83%, (1-Month USD LIBOR + 2.75%), 02/02/25 (1)	344,138	343,205
Ortho-Clinical Diagnostics, Inc., 5.33%, (1-Month USD LIBOR + 3.25%), 06/30/25 (1)	420,941	421,129
Parexel International Corp., 4.83%, (1-Month USD LIBOR + 2.75%), 09/27/24 (1)	69,475	69,345
PharMerica Corp., 0.00%, 12/06/24 (1)(2)	64,838	65,192
Prospect Medical Holdings, Inc., 7.63%, (1-Month USD LIBOR + 5.50%), 02/22/24 (1)	149,625	150,467
Select Medical Corp., 4.83%, (3-Month USD LIBOR + 1.75%), 03/01/21 (1)	345,625	347,355
Security Description	Principal	Value
TERM LOANS (continued)
Health Care (continued)
Sterigenics-Nordion Holdings, LLC, 5.33%, (3-Month USD LIBOR + 3.00%), 05/15/22 (1)	$407,910	$408,611
Surgery Partners, LLC, 5.33%, (1-Month USD LIBOR + 3.25%), 09/02/24 (1)	228,275	228,679
Team Health, Inc., 4.83%, (1-Month USD LIBOR + 2.75%), 02/06/24 (1)	166,349	161,983
U.S. Renal Care, Inc., 0.00%, 12/30/22 (1)(2)	285,448	281,256
Total Health Care		4,914,436
Housing — 2.4%
American Builders & Contractors Supply Co., Inc., 4.08%, (1-Month USD LIBOR + 2.00%), 10/31/23 (1)	410,000	408,719
Capital Automotive L.P., 4.58%, (1-Month USD LIBOR + 2.50%), 03/25/24 (1)	148,949	149,205
Capital Automotive L.P., 8.08%, (1-Month USD LIBOR + 6.00%), 03/24/25 (1)	343,594	349,607
CPG International LLC (fka CPG International, Inc.), 6.25%, (3-Month USD LIBOR + 3.75%), 05/05/24 (1)	299,242	300,053
GGP, Inc., 0.00%, 05/07/25 (1)(2)	235,000	233,409
Quikrete Holdings, Inc., 4.83%, (1-Month USD LIBOR + 2.75%), 11/15/23 (1)	367,424	367,615
Siteone Landscape Supply, LLC (fka John Deere Landscapes LLC), 4.83%, (1-Month USD LIBOR + 2.75%), 04/29/22 (1)	213,388	214,522
Total Housing		2,023,130
Information Technology — 5.3%
Applied Systems, Inc., 5.33%, (3-Month USD LIBOR + 3.00%), 09/19/24 (1)	353,084	354,801
Applied Systems, Inc., 9.33%, (3-Month USD LIBOR + 7.00%), 09/19/25 (1)	60,000	62,044
Blackboard, Inc., 7.33%, (3-Month USD LIBOR + 5.00%), 06/30/21 (1)	249,573	237,042
BMC Software Finance, Inc., (1-Month USD LIBOR + 3.25%), 09/10/22 (1)	428,542	429,376
BMC Software Finance, Inc., 0.00%, 09/01/25 (1)(2)	570,000	570,559
Infor (US), Inc. (fka Lawson Software, Inc.), 4.83%, (1-Month USD LIBOR + 2.75%), 02/01/22 (1)	353,331	354,246
Kronos, Inc., 0.00%, 11/01/23 (1)(2)	600,000	602,523
Presidio LLC (fka Presidio, Inc.), 4.83%, (3-Month USD LIBOR + 2.75%), 02/02/24 (1)	253,877	254,775
Rackspace Hosting, Inc., 5.36%, (3-Month USD LIBOR + 3.00%), 11/03/23 (1)	183,249	182,620
Sorenson Communications, Inc., 8.09%, (3-Month USD LIBOR + 5.75%), 04/30/20 (1)	29,691	29,858
SS&C Technologies, Inc., 4.58%, (1-Month USD LIBOR + 2.50%), 04/16/25 (1)	163,810	164,481
SS&C Technologies, Inc., 4.58%, (1-Month USD LIBOR + 2.50%), 04/16/25 (1)	427,056	428,805
Vertafore, Inc., 5.33%, (1-Month USD LIBOR + 3.25%), 07/02/25 (1)	665,000	664,345
Total Information Technology		4,335,475

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Dynamic Credit ETF (continued)

July 31, 2018

Security Description	Principal	Value
TERM LOANS (continued)
Manufacturing — 2.9%
Accudyne Industries Borrower SCA, 5.33%, (1-Month USD LIBOR + 3.25%), 08/18/24 (Luxembourg) (1)	$342,138	$343,368
Brand Energy & Infrastructure Services, Inc. (fka FR Brand Acquisition Corp.), 6.58%, (3-Month USD LIBOR + 4.25%), 06/21/24 (1)	380,514	382,793
CPI Acquisition, Inc., 6.84%, (3-Month USD LIBOR + 4.50%), 08/17/22 (1)	630,638	380,747
Filtration Group Corp., 5.08%, (1-Month USD LIBOR + 3.00%), 03/29/25 (1)	124,688	125,350
Gardner Denver, Inc., 4.83%, (1-Month USD LIBOR + 2.75%), 07/30/24 (1)	407,888	409,326
Gates Global LLC, 5.08%, (3-Month USD LIBOR + 2.75%), 04/01/24 (1)	437,971	439,631
Pro Mach Group, Inc., 5.10%, (1-Month USD LIBOR + 3.00%), 03/07/25 (1)	54,863	54,571
Titan Acquisition Ltd. / Titan Co.-Borrower LLC, 5.08%, (1-Month USD LIBOR + 3.00%), 03/28/25 (Canada) (1)	234,413	230,880
Total Manufacturing		2,366,666
Media/Telecom - Broadcasting — 1.8%
Sinclair Television Group, Inc., 4.33%, (1-Month USD LIBOR + 2.25%), 01/03/24(1)	197,000	197,185
Sinclair Television Group, Inc., 0.00%, 12/12/24 (1)(2)	525,000	524,803
Univision Communications, Inc., 0.00%, 03/15/24 (1)(2)	769,245	747,876
Total Media/Telecom - Broadcasting		1,469,864
Media/Telecom - Cable/Wireless Video — 1.4%
Radiate Holdco, LLC (aka RCN Grande), 5.08%, (1-Month USD LIBOR + 3.00%), 02/01/24 (1)	263,334	261,277
Telenet Financing USD LLC, 4.32%, (1-Month USD LIBOR + 2.25%), 08/15/26 (1)	155,000	154,300
UPC Financing Partnership, 4.57%, (1-Month USD LIBOR + 2.50%), 01/15/26 (1)	262,367	261,547
Ziggo Secured Finance Partnership, 4.57%, (1-Month USD LIBOR + 2.50%), 04/15/25 (1)	445,000	442,804
Total Media/Telecom - Cable/Wireless Video		1,119,928
Media/Telecom - Diversified Media — 1.1%
Cineworld Finance US, Inc., 4.58%, (1-Month USD LIBOR + 2.50%), 02/28/25 (1)	269,325	268,805
Delta 2 LUX S.a.r.l, 4.58%, (1-Month USD LIBOR + 2.50%), 02/01/24 (United Kingdom) (1)	450,653	448,681
Meredith Corp., 5.08%, (1-Month USD LIBOR + 3.00%), 01/31/25 (1)	154,613	155,300
Total Media/Telecom - Diversified Media		872,786
Media/Telecom - Telecommunications — 4.6%
Altice Financing S.A., 4.82%, (1-Month USD LIBOR + 2.75%), 07/15/25 (Luxembourg) (1)	439,438	428,452
CenturyLink, Inc., 4.83%, (1-Month USD LIBOR + 2.75%), 01/31/25 (1)	472,426	465,753
Communications Sales & Leasing, Inc. (CSL Capital, LLC), 5.08%, (1-Month USD LIBOR + 3.00%), 10/24/22 (1)	390,452	374,507
Frontier Communications Corp., 0.00%, 06/15/24 (1)(2)	140,000	138,275
Security Description	Principal	Value
TERM LOANS (continued)
Media/Telecom - Telecommunications (continued)
Global Tel*Link Corp., 6.33%, (3-Month USD LIBOR + 4.00%), 05/23/20 (1)	$280,839	$282,989
Level 3 Financing, Inc., 4.33%, (1-Month USD LIBOR + 2.25%), 02/22/24 (1)	535,000	536,487
NeuStar, Inc., 4.57%, (1-Month USD LIBOR + 2.50%), 01/08/20 (1)	48,026	48,176
NeuStar, Inc., 5.57%, (1-Month USD LIBOR + 3.50%), 08/08/24 (1)	267,975	269,525
Numericable U.S. LLC, 4.82%, (1-Month USD LIBOR + 2.75%), 07/31/25 (1)	356,971	341,532
Securus Technologies Holdings, Inc., 0.00%, 11/01/24 (1)(2)	398,001	399,742
Securus Technologies Holdings, Inc., 0.00%, 11/01/25 (1)(2)	125,000	125,594
TDC A/S, 0.00%, 06/04/25 (1)(2)	190,000	191,346
West Corp., 6.08%, (1-Month USD LIBOR + 4.00%), 10/10/24 (1)	210,594	210,857
Total Media/Telecom - Telecommunications		3,813,235
Media/Telecom - Wireless Communications — 0.7%
Digicel International Finance Ltd., 5.33%, (1-Month USD LIBOR + 3.25%), 05/27/24 (Bermuda) (1)	148,875	143,367
Sprint Communications, Inc., 4.63%, (1-Month USD LIBOR + 2.50%), 02/02/24 (1)	448,465	449,137
Total Media/Telecom - Wireless Communications		592,504
Metals/Minerals — 1.1%
Contura Energy, Inc., 7.08%, (1-Month USD LIBOR + 5.00%), 03/18/24 (1)	350,283	351,707
Covia Holdings Corp. (fka Unimin Corp.), 6.05%, (3-Month USD LIBOR + 3.75%), 06/01/25 (1)	230,000	230,455
GrafTech Finance, Inc., 5.59%, (1-Month USD LIBOR + 3.50%), 02/12/25 (1)	360,000	360,563
Total Metals/Minerals		942,725
Retail — 1.0%
Leslie’s Poolmart, Inc., 5.58%, (1-Month USD LIBOR + 3.50%), 08/16/23 (1)	396,499	396,622
Neiman Marcus Group, Inc. (The), 5.34%, (1-Month USD LIBOR + 3.25%), 10/25/20 (1)	276,846	245,239
PetSmart, Inc., 5.10%, (1-Month USD LIBOR + 3.00%), 03/11/22 (1)	247,091	205,958
Total Retail		847,819
Service — 7.0%
Advantage Sales & Marketing, Inc., 5.33%, (1-Month USD LIBOR + 3.25%), 07/23/21 (1)	302,124	285,365
Advantage Sales & Marketing, Inc., 8.58%, (1-Month USD LIBOR + 6.50%), 07/25/22 (1)	275,000	242,000
AlixPartners, LLP, 4.83%, (1-Month USD LIBOR + 2.75%), 04/04/24 (1)	396,201	397,398
CEVA Logistics Finance B.V., 0.00%, 07/25/25 (1)(2)	195,000	195,244
First Data Corp., 4.07%, (1-Month USD LIBOR + 2.00%), 07/08/22 (1)	428,175	428,684
Greenrock Finance, Inc., 5.58%, (1-Month USD LIBOR + 3.50%), 06/28/24 (1)	233,825	234,994
GW Honos Security Corp. (Garda World Security Corp.), 5.80%, (3-Month USD LIBOR + 3.50%), 05/24/24 (Canada) (1)	211,439	212,035

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Dynamic Credit ETF (continued)

July 31, 2018

Security Description	Principal	Value
TERM LOANS (continued)
Service (continued)
Laureate Education, Inc., 5.58%, (1-Month USD LIBOR + 3.50%), 04/26/24 (1)	$314,417	$315,552
One Call Corp., 7.32%, (1-Month USD LIBOR + 5.25%), 11/27/22 (1)	219,691	211,727
PI UK Holdco II Limited, 5.58%, (1-Month USD LIBOR + 3.50%), 01/03/25 (1)	585,000	582,078
Prime Security Services Borrower, LLC (aka Protection 1 Security Solutions), 4.83%, (1-Month USD LIBOR + 2.75%), 05/02/22 (1)	251,819	252,534
Red Ventures, LLC, 6.08%, (1-Month USD LIBOR + 4.00%), 11/08/24 (1)	273,863	276,807
Sedgwick Claims Management Services, Inc., 4.83%, (1-Month USD LIBOR + 2.75%), 03/01/21 (1)	501,496	501,496
Sedgwick Claims Management Services, Inc., 8.06%, (3-Month USD LIBOR + 5.75%), 02/28/22 (1)	245,000	247,603
Spin Holdco, Inc., 5.59%, (3-Month USD LIBOR + 3.25%), 11/14/22 (1)	246,240	247,099
TKC Holdings, Inc., 5.83%, (1-Month USD LIBOR + 3.75%), 02/01/23 (1)	448,639	449,199
Trans Union LLC, 4.08%, (1 Month USD LIBOR + 2.00%), 06/19/25 (1)	40,000	40,100
WEX, Inc., 4.33%, (1-Month USD LIBOR + 2.25%), 06/30/23 (1)	479,194	480,205
Wrangler Buyer Corp. (aka Waste Industries USA, Inc.), 4.83%, (1-Month USD LIBOR + 2.75%), 09/27/24 (1)	204,050	204,816
Total Service		5,804,936
Transportation - Automotive — 3.0%
Accuride Corp., 7.58%, (3-Month USD LIBOR + 5.25%), 11/17/23 (1)	198,044	200,519
American Axle & Manufacturing, Inc., 4.32%, (1-Month USD LIBOR + 2.25%), 04/06/24 (1)	382,875	382,636
Deck Chassis Acquisition, Inc., 8.08%, (1-Month USD LIBOR + 6.00%), 06/15/23 (1)	65,000	65,569
DexKo Global, Inc., 5.58%, (1-Month USD LIBOR + 3.50%), 07/24/24 (1)	462,678	465,137
Federal-Mogul Corp., 5.82%, (1-Month USD LIBOR + 3.75%), 04/15/21 (1)	634,594	637,072
Navistar, Inc., 5.60%, (1-Month USD LIBOR + 3.50%), 11/06/24 (1)	417,900	418,945
Tenneco, Inc., 0.00%, 06/18/25 (1)(2)	320,000	319,800
Total Transportation - Automotive		2,489,678
Utilities — 1.4%
Brookfield WEC Holdings, Inc. (aka Westinghouse Electric Co. LLC), 0.00%, 07/31/25 (1)(2)	310,000	312,398
Brookfield WEC Holdings, Inc. (aka Westinghouse Electric Co. LLC), 0.00%, 07/24/26 (1)(2)	135,000	137,615
Lightstone Holdco LLC, 5.83%, (1-Month USD LIBOR + 3.75%), 01/30/24 (1)	108,652	109,234
Lightstone Holdco LLC, 5.83%, (1-Month USD LIBOR + 3.75%), 01/30/24 (1)	6,957	6,994
Security Description	Principal	Value
TERM LOANS (continued)
Utilities (continued)
Talen Energy Supply, LLC, 6.08%, (1-Month USD LIBOR + 4.00%), 04/15/24 (1)	$447,948	$451,661
Vistra Operations Co. LLC (fka Tex Operations Co. LLC), 4.07%, (1-Month USD LIBOR + 2.00%), 12/31/25 (1)	180,000	179,797
Total Utilities		1,197,699
Total Term Loans
(Cost $49,165,847)		48,969,180
CORPORATE BONDS — 29.2%
Consumer Discretionary — 8.3%
American Greetings Corp., 8.75%, 04/15/25(3)	80,000	75,600
Beazer Homes USA, Inc., 6.75%, 03/15/25	80,000	75,600
Beazer Homes USA, Inc., 5.88%, 10/15/27	240,000	210,000
Boyd Gaming Corp., 6.38%, 04/01/26	165,000	169,125
Boyd Gaming Corp., 6.00%, 08/15/26(3)	60,000	60,600
Cablevision Systems Corp., 5.88%, 09/15/22	120,000	120,600
Caesars Resort Collection, LLC / CRC Finco, Inc., 5.25%, 10/15/25(3)	245,000	236,425
CCO Holdings LLC / CCO Holdings Capital Corp., 5.13%, 05/01/27(3)	160,000	153,200
Cequel Communications Holdings I, LLC / Cequel Capital Corp., 7.50%, 04/01/28(3)	200,000	207,500
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.50%, 02/01/24	420,000	422,811
Clear Channel Worldwide Holdings, Inc., 7.63%, 03/15/20	410,000	412,439
CSC Holdings LLC, 6.75%, 11/15/21	170,000	177,650
DISH DBS Corp., 5.00%, 03/15/23	245,000	212,844
DISH DBS Corp., 7.75%, 07/01/26	185,000	162,338
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 02/15/23(3)	140,000	140,659
GLP Capital LP / GLP Financing II, Inc., 5.25%, 06/01/25	195,000	199,562
Golden Nugget, Inc., 6.75%, 10/15/24(3)	190,000	190,000
Graham Holdings Co., 5.75%, 06/01/26(3)	205,000	207,050
Hilton Domestic Operating Co., Inc., 5.13%, 05/01/26(3)	120,000	120,600
iHeartCommunications, Inc., 9.00%, 12/15/19(4)	150,000	117,750
Laureate Education, Inc., 8.25%, 05/01/25(3)	115,000	123,913
Lennar Corp., 5.25%, 06/01/26	245,000	240,102
Live Nation Entertainment, Inc., 5.63%, 03/15/26(3)	245,000	245,000
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 7.88%, 05/15/24(3)	260,000	242,125
MDC Holdings, Inc., 5.50%, 01/15/24	30,000	29,850
Meredith Corp., 6.88%, 02/01/26(3)	250,000	252,500
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.50%, 01/15/28	140,000	128,450
MGM Resorts International, 5.75%, 06/15/25	185,000	187,486
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(3)	165,000	104,775

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Dynamic Credit ETF (continued)

July 31, 2018

Security Description	Principal	Value
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Pinnacle Entertainment, Inc., 5.63%, 05/01/24	$150,000	$157,875
PulteGroup, Inc., 6.38%, 05/15/33	50,000	49,750
Scientific Games International, Inc., 6.63%, 05/15/21	80,000	81,300
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.88%, 06/15/24	350,000	349,125
Under Armour, Inc., 3.25%, 06/15/26	115,000	104,090
Univision Communications, Inc., 5.13%, 05/15/23(3)	160,000	153,200
Viking Cruises Ltd., 5.88%, 09/15/27(3)	210,000	206,850
Vista Outdoor, Inc., 5.88%, 10/01/23	150,000	148,125
Weekley Homes LLC / Weekley Finance Corp., 6.63%, 08/15/25(3)	220,000	210,100
William Lyon Homes, Inc., 6.00%, 09/01/23(3)	215,000	211,775
Total Consumer Discretionary		6,898,744
Consumer Staples — 1.6%
Albertsons Cos. LLC / Safeway, Inc. / New Albertsons LP / Albertson’s LLC, 5.75%, 03/15/25	75,000	67,731
Cumberland Farms, Inc., 6.75%, 05/01/25(3)	140,000	141,225
Dole Food Co., Inc., 7.25%, 06/15/25(3)	300,000	296,250
Matterhorn Merger Sub LLC / Matterhorn Finance Sub, Inc., 8.50%, 06/01/26(3)	145,000	138,837
Post Holdings, Inc., 5.50%, 03/01/25(3)	150,000	148,125
Post Holdings, Inc., 5.63%, 01/15/28(3)	25,000	23,906
Prestige Brands, Inc., 6.38%, 03/01/24(3)	230,000	230,863
Rite Aid Corp., 6.13%, 04/01/23(3)	95,000	95,950
Safeway, Inc., 7.25%, 02/01/31	150,000	147,375
Total Consumer Staples		1,290,262
Energy — 4.4%
American Midstream Partners LP / American Midstream Finance Corp., 9.25%, 12/15/21(3)	195,000	194,025
Bristow Group, Inc., 8.75%, 03/01/23(3)	150,000	147,375
Callon Petroleum Co., 6.13%, 10/01/24	133,000	135,660
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23	205,000	209,612
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/25	235,000	248,219
Chesapeake Energy Corp., 8.00%, 06/15/27	360,000	369,000
CrownRock LP / CrownRock Finance, Inc., 5.63%, 10/15/25(3)	215,000	208,012
Denbury Resources, Inc., 9.25%, 03/31/22(3)	188,000	199,750
EP Energy LLC / Everest Acquisition Finance, Inc., 8.00%, 11/29/24(3)	90,000	91,350
EP Energy LLC / Everest Acquisition Finance, Inc., 8.00%, 02/15/25(3)	55,000	42,212
EP Energy LLC / Everest Acquisition Finance, Inc., 7.75%, 05/15/26(3)	110,000	112,475
Jagged Peak Energy LLC, 5.88%, 05/01/26(3)	190,000	187,150
Nabors Industries, Inc., 5.75%, 02/01/25(3)	125,000	118,750
Oasis Petroleum, Inc., 6.88%, 01/15/23	140,000	143,325
Range Resources Corp., 5.00%, 03/15/23	90,000	86,738
Range Resources Corp., 4.88%, 05/15/25	125,000	116,406
Sanchez Energy Corp., 7.25%, 02/15/23(3)	75,000	74,156
Sunoco LP / Sunoco Finance Corp., 4.88%, 01/15/23(3)	125,000	123,153
Sunoco LP / Sunoco Finance Corp., 5.50%, 02/15/26(3)	110,000	104,913
Security Description	Principal	Value
CORPORATE BONDS (continued)
Energy (continued)
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.88%, 04/15/26(3)	$280,000	$285,950
Transocean, Inc., 9.00%, 07/15/23(3)	140,000	151,550
Transocean, Inc., 7.50%, 01/15/26(3)	60,000	61,500
USA Compression Partners LP / USA Compression Finance Corp., 6.88%, 04/01/26(3)	145,000	149,713
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp., 8.75%, 04/15/23(3)	120,000	111,300
Total Energy		3,672,294
Financials — 2.7%
Huntington Bancshares, Inc., 5.70%, (3-Months USD LIBOR + 2.88%), perpetual(1)(5)	190,000	187,981
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 02/01/22	120,000	122,624
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.38%, 12/15/25	195,000	196,463
iStar, Inc., 6.00%, 04/01/22	150,000	150,187
iStar, Inc., 5.25%, 09/15/22	55,000	53,762
KeyCorp, 5.00%, (3-Month USD LIBOR + 3.61%), perpetual(1)(5)	215,000	208,550
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.88%, 08/01/21(3)	295,000	299,056
Navient Corp., 6.50%, 06/15/22	234,000	238,973
Navient Corp., 6.75%, 06/25/25	170,000	169,150
Springleaf Finance Corp., 6.13%, 05/15/22	240,000	246,600
Springleaf Finance Corp., 6.88%, 03/15/25	95,000	96,663
Springleaf Finance Corp., 7.13%, 03/15/26	65,000	66,219
Tempo Acquisition, LLC / Tempo Acquisition Finance Corp., 6.75%, 06/01/25(3)	170,000	164,764
Total Financials		2,200,992
Health Care — 4.3%
Avantor, Inc., 6.00%, 10/01/24(3)	230,000	230,431
Avantor, Inc., 9.00%, 10/01/25(3)	175,000	177,844
Bausch Health Cos., Inc., 7.00%, 03/15/24(3)	50,000	53,200
Bausch Health Cos., Inc., 5.50%, 11/01/25(3)	195,000	195,915
Bausch Health Cos., Inc., 9.00%, 12/15/25(3)	75,000	79,781
Centene Corp., 5.38%, 06/01/26(3)	50,000	51,312
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.75%, 03/01/25(3)	80,000	77,700
Charles River Laboratories International, Inc., 5.50%, 04/01/26(3)	115,000	116,725
DaVita, Inc., 5.13%, 07/15/24	165,000	160,875
DJO Finance LLC / DJO Finance Corp., 8.13%, 06/15/21(3)	200,000	206,500
Eagle Holding Co. II LLC, 7.63%, 05/15/22(3)(6)	150,000	151,828
Envision Healthcare Corp., 6.25%, 12/01/24(3)	80,000	85,600
HCA, Inc., 5.38%, 02/01/25	245,000	248,675
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(3)	140,000	145,250
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22(3)	110,000	109,175
Polaris Intermediate Corp., 8.50%, 12/01/22(3)(6)	60,000	62,250
Sotera Health Holdings, LLC, 6.50%, 05/15/23(3)	165,000	169,125
Surgery Center Holdings, Inc., 8.88%, 04/15/21(3)	150,000	154,875
Surgery Center Holdings, Inc., 6.75%, 07/01/25(3)	25,000	23,719
Tenet Healthcare Corp., 8.13%, 04/01/22	100,000	106,875
Tenet Healthcare Corp., 5.13%, 05/01/25	75,000	73,125

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Dynamic Credit ETF (continued)

July 31, 2018

Security Description	Principal	Value
CORPORATE BONDS (continued)
Health Care (continued)
Tenet Healthcare Corp., 7.00%, 08/01/25(3)	$320,000	$322,400
Valeant Pharmaceuticals International, 8.50%, 01/31/27(3)	300,000	308,850
WellCare Health Plans, Inc., 5.25%, 04/01/25	110,000	110,963
West Street Merger Sub, Inc., 6.38%, 09/01/25(3)	170,000	166,175
Total Health Care		3,589,168
Industrials — 1.3%
Compass Group Diversified Holdings LLC, 8.00%, 05/01/26(3)	105,000	102,900
Navistar International Corp., 6.63%, 11/01/25(3)	200,000	210,000
Standard Industries, Inc., 6.00%, 10/15/25(3)	95,000	96,662
TransDigm, Inc., 6.50%, 05/15/25	220,000	225,016
Vertiv Intermediate Holding Corp., 12.00%, 02/15/22(3)(6)	210,000	203,963
Wrangler Buyer Corp., 6.00%, 10/01/25(3)	215,000	203,175
Total Industrials		1,041,716
Information Technology — 1.1%
CDK Global, Inc., 5.88%, 06/15/26	185,000	190,087
Everi Payments, Inc., 7.50%, 12/15/25(3)	50,000	50,125
First Data Corp., 7.00%, 12/01/23(3)	310,000	325,112
Infor US, Inc., 6.50%, 05/15/22	115,000	117,013
Radiate Holdco LLC / Radiate Finance, Inc., 6.88%, 02/15/23(3)	20,000	19,450
Radiate Holdco LLC / Radiate Finance, Inc., 6.63%, 02/15/25(3)	105,000	98,438
ViaSat, Inc., 5.63%, 09/15/25(3)	85,000	80,750
Total Information Technology		880,975
Materials — 1.7%
Flex Acquisition Co., Inc., 6.88%, 01/15/25(3)	110,000	107,525
Hexion, Inc., 13.75%, 02/01/22(3)	160,000	144,000
Hexion, Inc., 10.38%, 02/01/22(3)	135,000	133,481
Kraton Polymers LLC / Kraton Polymers Capital Corp., 7.00%, 04/15/25(3)	115,000	119,025
LSB Industries, Inc., 9.63%, 05/01/23(3)	115,000	117,444
Owens-Brockway Glass Container, Inc., 6.38%, 08/15/25(3)	170,000	175,100
Platform Specialty Products Corp., 5.88%, 12/01/25(3)	250,000	251,487
Trident Merger Sub, Inc., 6.63%, 11/01/25(3)	200,000	188,500
U.S. Steel Corp., 6.25%, 03/15/26	145,000	145,363
Total Materials		1,381,925
Real Estate — 0.2%
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27	110,000	106,700
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.13%, 12/15/24(3)	95,000	86,925
Total Real Estate		193,625
Telecommunication Services — 2.1%
Cincinnati Bell, Inc., 7.00%, 07/15/24(3)	130,000	116,350
Consolidated Communications, Inc., 6.50%, 10/01/22	87,000	81,589
Frontier Communications Corp., 8.50%, 04/15/20	125,000	126,250
Frontier Communications Corp., 7.63%, 04/15/24	200,000	136,000
Frontier Communications Corp., 8.50%, 04/01/26(3)	60,000	57,825
Level 3 Financing, Inc., 5.38%, 01/15/24	285,000	282,863
Sprint Corp., 7.88%, 09/15/23	280,000	299,250
Security Description	Principal	Value
CORPORATE BONDS (continued)
Telecommunication Services (continued)
T-Mobile USA, Inc., 4.50%, 02/01/26	$345,000	$324,731
West Corp., 8.50%, 10/15/25(3)	135,000	118,125
Windstream Services LLC / Windstream Finance Corp., 7.75%, 10/15/20	85,000	76,925
Windstream Services LLC / Windstream Finance Corp., 8.63%, 10/31/25(3)	40,000	37,600
Zayo Group LLC / Zayo Capital, Inc., 5.75%, 01/15/27(3)	70,000	69,475
Total Telecommunication Services		1,726,983
Utilities — 1.5%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.50%, 05/20/25	85,000	82,662
Calpine Corp., 5.38%, 01/15/23	325,000	311,188
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.63%, 06/15/20	115,000	112,125
NRG Energy, Inc., 5.75%, 01/15/28(3)	95,000	94,506
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 06/01/24	125,000	121,875
TerraForm Power Operating LLC, 4.25%, 01/31/23(3)	130,000	125,450
TerraForm Power Operating LLC, 5.00%, 01/31/28(3)	130,000	122,850
Vistra Energy Corp., 8.00%, 01/15/25(3)	245,000	267,356
Total Utilities		1,238,012
Total Corporate Bonds
(Cost $24,308,246)		24,114,696
FOREIGN BONDS — 5.0%
Consumer Discretionary — 0.5%
Altice France SA, 7.38%, 05/01/26 (France)(3)	205,000	204,359
Gateway Casinos & Entertainment Ltd., 8.25%, 03/01/24 (Canada)(3)	195,000	207,188
Total Consumer Discretionary		411,547
Consumer Staples — 0.2%
Kronos Acquisition Holdings, Inc., 9.00%, 08/15/23 (Canada)(3)	210,000	183,225
Energy — 0.2%
Seven Generations Energy Ltd., 5.38%, 09/30/25 (Canada)(3)	165,000	158,813
Health Care — 0.1%
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26 (Israel)	70,000	59,529
Industrials — 0.9%
Bombardier, Inc., 6.13%, 01/15/23 (Canada)(3)	180,000	183,375
Bombardier, Inc., 7.50%, 12/01/24 (Canada)(3)	110,000	117,287
Garda World Security Corp., 8.75%, 05/15/25 (Canada)(3)	110,000	110,825
Titan Acquisition Ltd. / Titan Co.-Borrower LLC, 7.75%, 04/15/26 (Canada)(3)	105,000	94,206
Topaz Marine SA, 9.13%, 07/26/22 (United Arab Emirates)(3)	200,000	203,516
Total Industrials		709,209
Materials — 2.5%
Alpha 3 BV / Alpha US Bidco, Inc., 6.25%, 02/01/25 (United Kingdom)(3)	320,000	314,400
ArcelorMittal, 6.13%, 06/01/25 (Luxembourg)	165,000	179,553

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Dynamic Credit ETF (continued)

July 31, 2018

Security Description	Principal	Value
FOREIGN BONDS (continued)
Materials (continued)
ARD Securities Finance S.a.r.l., 8.75%, 01/31/23 (Luxembourg)(3)(6)	$200,000	$201,000
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.00%, 02/15/25 (Ireland)(3)	380,000	371,925
FMG Resources August 2006 Pty Ltd., 5.13%, 03/15/23 (Australia)(3)	155,000	151,125
James Hardie International Finance DAC, 4.75%, 01/15/25 (Ireland)(3)	200,000	196,808
James Hardie International Finance DAC, 5.00%, 01/15/28 (Ireland)(3)	200,000	191,000
Mercer International, Inc., 5.50%, 01/15/26 (Canada)(3)	60,000	58,500
NOVA Chemicals Corp., 4.88%, 06/01/24 (Canada)(3)	100,000	96,970
NOVA Chemicals Corp., 5.00%, 05/01/25 (Canada)(3)	160,000	152,800
Vedanta Resources PLC, 6.38%, 07/30/22 (India)(3)	200,000	197,000
Total Materials		2,111,081
Telecommunication Services — 0.6%
Altice Luxembourg SA, 7.63%, 02/15/25 (Luxembourg)(3)	310,000	291,400
Telenet Finance Luxembourg Notes S.a.r.l., 5.50%, 03/01/28 (Belgium)(3)	200,000	183,500
Total Telecommunication Services		474,900
Total Foreign Bonds
(Cost $4,254,097)		4,108,304
ASSET BACKED SECURITY — 1.0%
Sofi Consumer Loan Program Trust, Class A1, Series 2018-3, 3.20%, 08/25/27(3)	850,000	849,992
Total Asset Backed Security
(Cost $849,992)		849,992

Security Description	Principal/ Shares	Value
Mortgage Backed Security — 1.0%
Commercial Mortgage Backed Securities — 1.0%
BBCMS Mortgage Trust, Class A, Series 2018-TALL, 2.79%, (1-Month USD LIBOR + 0.72%), 03/15/37(1)(3)
(Cost $850,000)	$850,000	$851,329
MONEY MARKET FUND — 10.3%
JP Morgan U.S. Government Money Market Institutional Shares, 1.76%(7)
(Cost $8,464,457)	8,464,457	8,464,457
TOTAL INVESTMENTS — 105.8%
(Cost $87,892,639)		87,357,958
Liabilities in Excess of Other Assets — (5.8)%		(4,802,187)
Net Assets — 100.0%		$82,555,771

(1)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2018.
(2)	The loan will settle after July 31, 2018 at which the interest will be determined.
(3)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At July 31, 2018, the aggregate value of these securities was $19,226,979, or 23.3% of net assets.
(4)	Is In Default.
(5)	Perpetual security with no stated maturity date.

(6)	Payment in-kind security.100% of the income was received in cash.
(7)	The rate shown reflects the seven-day yield as of July 31, 2018.

Abbreviations:

LIBOR —	London InterBank Offered Rate
USD —	United States Dollar

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Dynamic Credit ETF (continued)

July 31, 2018

Portfolio Composition

Asset Allocation as of 07/31/2018 (based on net assets)

Term Loans	59.3%
Corporate Bonds	29.2%
Foreign Bonds	5.0%
Asset Backed Security	1.0%
Mortgage Backed Security	1.0%
Money Market Fund	10.3%
Liabilities in Excess of Other Assets	(5.8)%
Total	100.0%

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of July 31, 2018:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Term Loans	$—	$48,969,180	$—	$48,969,180
Corporate Bonds	—	24,114,696	—	24,114,696
Foreign Bonds	—	4,108,304	—	4,108,304
Asset Backed Security	—	849,992	—	849,992
Mortgage Backed Security	—	851,329	—	851,329
Money Market Fund	8,464,457	—	—	8,464,457
Total	$8,464,457	$78,893,501	$—	$87,357,958

For significant movements between levels within the fair value hierarchy, the Fund adopted a policy of recognizing transfers at the end of the reporting year. There were no significant transfers between levels during the year ended July 31, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the reporting period. There were no Level 3 securities as of July 31, 2018.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

July 31, 2018

	Virtus Enhanced Short U.S. Equity ETF	Virtus Newfleet Dynamic Credit ETF
Assets:
Investments, at cost	$—	$87,892,639
Investments, at value	—	87,357,958
Cash and cash equivalents	2,134,816	150,847
Cash collateral held at broker	42,824	—
Receivables:
Dividends and interest receivable	957	559,835
Reclaim	—	1,198
Investment securities sold	—	645,166
Prepaid expenses	30	57
Total Assets	2,178,627	88,715,061

Liabilities:
Payables:
Investment securities purchased	—	6,057,415
Capital shares payable	1,089,138	—
Insurance fees	—	12,040
Advisory fees	745	11,200
Transfer Agent fees	—	13,579
Accounting and Administration fees	—	16,437
Offering cost payable	—	17,410
Custody fees	—	8,139
Professional fees	—	10,978
Pricing fees	—	7,142
Trustee fees	—	2,548
Exchange Listing fees	—	2,399
Variation margin payable	8,477	—
Other accrued expenses	—	3
Total Liabilities	1,098,360	6,159,290

Net Assets	$1,080,267	$82,555,771
Net Assets Consist of:
Paid-in capital	$1,410,925	$83,819,996
Undistributed net investment income / (distribution in excess of net investment income)	(3,341)	166,603
Accumulated net realized loss on investments and futures	(317,535)	(896,147)
Net unrealized depreciation on investments and futures	(9,782)	(534,681)

Net Assets	$1,080,267	$82,555,771
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	50,004	3,354,000
Net asset value per share	$21.60	$24.61

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the Year Ended July 31, 2018

	Virtus Enhanced Short U.S. Equity ETF	Virtus Newfleet Dynamic Credit ETF
Investment Income:
Dividend income	$7,017	$55,451
Interest income	3,857	5,411,813
Total Investment Income	10,874	5,467,264

Expenses:
Advisory fees	12,716	539,544
Custody fees	—	6,137
Exchange listing fees	—	6,747
Professional fees	—	50,875
Insurance fees	—	8,127
Accounting and administration fees	—	60,102
Transfer agent fees	—	16,287
Trustee fees	—	11,401
Report to shareholders fees	—	9,829
Offering costs	—	17,410
Pricing fees	—	57,540
Other expense	—	479
Total Expenses	12,716	784,478
Less expense waivers/reimbursements	—	(117,406)
Net Expenses	12,716	667,072
Net Investment Income (Loss)	(1,842)	4,800,192

Net Realized Gain (Loss) on:
Investments	—	(598,109)
Futures	(316,458)	—
Total Net Realized Loss	(316,458)	(598,109)

Change in Net Unrealized Appreciation (Depreciation) on:
Investments	—	(1,674,583)
Futures	28,681	—
Total Change in Net Unrealized Appreciation (Depreciation)	28,681	(1,674,583)
Net Realized and Change in Unrealized Loss	(287,777)	(2,272,692)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(289,619)	$2,527,500

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Virtus Enhanced Short U.S. Equity ETF		Virtus Newfleet Dynamic Credit ETF
	For the Year Ended July 31, 2018	For the Period June 26, 2017(1) Through July 31, 2017	For the Year Ended July 31, 2018	For the Period December 5, 2016(1) Through July 31, 2017
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$(1,842)	$499	$4,800,192	$2,310,586
Net realized gain (loss) on investments and futures	(316,458)	(1,077)	(598,109)	29,313
Net change in unrealized appreciation (depreciation) on investments and futures	28,681	(38,463)	(1,674,583)	1,139,902
Net increase (decrease) in net assets resulting from operations	(289,619)	(39,041)	2,527,500	3,479,801

Distributions to Shareholders from:
Net investment income	(2,035)	—	(4,822,539)	(2,094,898)
Net realized gains	—	—	(354,103)	—
Total distributions	(2,035)	—	(5,176,642)	(2,094,898)

Shareholder Transactions:
Proceeds from shares sold	—	2,500,100	13,635,880	142,634,414
Cost of shares redeemed	(1,089,138)	—	(49,893,511)	(22,656,773)
Net increase (decrease) in net assets resulting from shareholder transactions	(1,089,138)	2,500,100	(36,257,631)	119,977,641
Increase (decrease) in net assets	(1,380,792)	2,461,059	(38,906,773)	121,362,544

Net Assets:
Beginning of period	2,461,059	—	121,462,544	100,000
End of period	$1,080,267	$2,461,059	$82,555,771	$121,462,544
Undistributed net investment income / (distribution in excess of net investment income)	(3,341)	499	166,603	171,097

Changes in Shares Outstanding:
Shares outstanding, beginning of period	100,004	—	4,804,000	4,000
Shares sold	—	100,004	550,000	5,700,000
Shares redeemed	(50,000)	—	(2,000,000)	(900,000)
Shares outstanding, end of period	50,004	100,004	3,354,000	4,804,000

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

	Virtus Enhanced Short U.S. Equity ETF
	For the Year Ended July 31, 2018	For the Period June 26, 2017(1) Through July 31, 2017
Per Share Data for a Share Outstanding Throughout each period presented:
Net asset value, beginning of period	$24.61	$25.00
Investment operations:
Net investment income (loss)(2)	(0.02)	0.01
Net realized and unrealized loss on investments	(2.97)	(0.40)
Total from investment operations	(2.99)	(0.39)

Less distributions from:
Net investment income	(0.02)	—
Total distributions	(0.02)	—
Net Asset Value, end of period	$21.60	$24.61
Net Asset Value Total Return(3)	(12.13)%	(1.56)%
Net assets, end of period (000’s omitted)	$1,080	$2,461

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.55%	0.55%(4)
Net investment income	(0.08)%	0.21%(4)
Portfolio turnover rate(5)	0%	0%(6)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
(4)	Annualized.
(5)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
(6)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

	Virtus Newfleet Dynamic Credit ETF
	For the Year Ended July 31, 2018	For the Period December 5, 2016(1) Through July 31, 2017
Per Share Data for a Share Outstanding Throughout each period presented:
Net asset value, beginning of period	$25.28	$25.00
Investment operations:
Net investment income(2)	1.22	0.47
Net realized and unrealized gain (loss) on investments	(0.57)	0.22
Total from investment operations	0.65	0.69
Less distributions from:
Net investment income	(1.24)	(0.41)
Net realized gains	(0.08)	—
Total distributions	(1.32)	(0.41)

Net Asset Value, end of period	$24.61	$25.28
Net Asset Value Total Return(3)	2.67%	2.79%
Net assets, end of period (000’s omitted)	$82,556	$121,463

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, net of expense waivers	0.68%	0.68%(4)
Expenses, prior to expense waivers	0.80%	0.73%(4)
Net investment income	4.89%	2.85%(4)
Portfolio turnover rate(5)	96%	41%(6)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
(4)	Ratios are annualized, except for non-recurring expenses.
(5)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
(6)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

July 31, 2018

1. ORGANIZATION

Virtus ETF Trust II (the “Trust”) was organized as a Delaware statutory trust on July 14, 2015 and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Virtus Enhanced Short U.S. Equity ETF and Virtus Newfleet Dynamic Credit ETF (each a “Fund” and, collectively, the “Funds”), each a separate investment portfolio of the Trust, are presented herein. The offering of shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

Funds	Commencement of Operations
Virtus Enhanced Short U.S. Equity ETF	June 26, 2017
Virtus Newfleet Dynamic Credit ETF	December 5, 2016

Virtus Enhanced Short U.S. Equity ETF is a “non-diversified” Fund, as defined under the 1940 Act.

Virtus Enhanced Short U.S. Equity ETF seeks to provide capital appreciation.

Virtus Newfleet Dynamic Credit ETF is a “diversified” Fund, as defined under the 1940 Act.

Virtus Newfleet Dynamic Credit ETF seeks to provide a high level of current income and, secondarily, capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Organization and Offering Costs

During the year, Virtus ETF Advisers LLC, the Funds’ investment adviser (the “Adviser”), has assumed organization costs for the Trust relating to the organization of the Virtus Newfleet Dynamic Credit ETF. Offering costs, consisting primarily of legal fees related to preparing the initial registration statement, were deferred and amortized over a 12 month period beginning with the commencement of operations of the Fund.

Security Valuation

Equity securities are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over the counter market are valued at the latest quoted sale price in such market or in the case of the NewYork Stock Exchange (“NYSE”) or NASDAQ, at the NYSE or NASDAQ Official Closing Price. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith using procedures adopted by the Trust’s Board of Trustees (the “Board”). Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. Such valuations are typically categorized as Level 2 in the fair value hierarchy

Notes to Financial Statements (continued)

July 31, 2018

described below. Debt securities that are not widely traded, are illiquid, or are internally fair valued using procedures adopted by the Board are generally categorized as Level 3 in the hierarchy.

Investments in other open-end investment companies are valued based on their net asset value each business day and are typically categorized as Level 1 in the fair value hierarchy described below

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Fair Value Measurement

Accounting Standards Codification, Fair Value Measurement (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at July 31, 2018, is disclosed at the end of each Fund’s Schedule of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification.

Investment Income and Expenses

Dividend income is recognized on the ex-dividend date. Expenses and interest income are recognized on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Each Fund amortizes premiums and accretes discounts using the effective interest method.

Each Fund pays all of its expenses not assumed by its Sub-Adviser, as defined in Note 3, or the Adviser. General Trust expenses that are allocated among and charged to the assets of the Funds and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of each Fund and other series of the Trust or the nature of the services performed and relative applicability to each Fund and other series of the Trust.

Distributions to Shareholders

Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from GAAP in the United States of America.

Cash

Cash includes non-interest bearing non-restricted cash with one or more financial institutions.

Futures Contracts

Each Fund may utilize futures contracts in the normal course of pursuing its investment objective. A futures contract is a financial instrument in which a party agrees to pay a fixed price for securities or commodities at a specified future date. Futures contracts are traded at market prices on exchanges pursuant to terms common to all market participants. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent fluctuations in the value of the contract are recorded for financial statement purposes as unrealized

Notes to Financial Statements (continued)

July 31, 2018

gains or losses by the Funds and variation margin receivable or payable. Payments received from or paid to the broker by the Funds adjust the variation margin accounts. When a contract is closed, the Funds record a realized gain or loss.

The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Adviser’s inability to predict correctly the direction of prices and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

During the fiscal year ended July 31, 2018, the Virtus Enhanced Short U.S. Equity ETF utilized futures contracts. The open futures contracts at July 31, 2018, are listed in the Schedule of Investments. Variation margin is shown in Variation margin receivable/payable within the Statements of Assets and Liabilities.

When-issued Purchases and Forward Commitments (Delayed Delivery)

The Virtus Newfleet Dynamic Credit ETF may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

Loan Agreements

The Virtus Newfleet Dynamic Credit ETF may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The lender administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

3. INVESTMENT MANAGEMENT, RELATED PARTIES AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into Investment Advisory Agreements (collectively, “Advisory Agreement”) with the Adviser, a wholly owned subsidiary of ETFis Holdings LLC, on behalf of each Fund. ETFis Holdings LLC is majority-owned by Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of the Funds’ securities portfolios. The Adviser has agreed to pay all of the ordinary operating expenses of the Virtus Enhanced Short U.S. Equity ETF, except for the Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs

Notes to Financial Statements (continued)

July 31, 2018

of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund. The Adviser is entitled to receive a fee from each Fund based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate as follows:

Funds	Rate
Virtus Enhanced Short U.S. Equity ETF	0.55%
Virtus Newfleet Dynamic Credit ETF	0.55%

The Advisory Agreement may be terminated by the Trust on behalf of a Fund with the approval of a Fund’s Board or by a vote of the majority of a Fund’s shareholders. The Advisory Agreement may also be terminated by the Adviser by not more than 60 days’ nor less than 30 days’ written notice.

Expense Limitation Agreement

The Adviser and, with respect to Virtus Newfleet Dynamic Credit ETF, the Sub-Adviser, has contractually agreed to reduce its fees and reimburse expenses in order to keep net expenses (excluding front-end or contingent deferred loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation) or acquired fund fees, and expenses, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) from exceeding a specified amount incurred by the Fund in any fiscal year. The expense cap in effect for the Fund during the year ended July 31, 2018 is as follows:

Fund	Expense Limit	Expense Limit Effective Through
Virtus Newfleet Dynamic Credit ETF	0.68%	February 28, 2019

The expense limitation agreement will be terminated upon termination of the Advisory Agreement between the Adviser and the Fund. In addition, while the Adviser or the Fund may discontinue the expense limitation agreement after the contractual period, it may only be terminated during its term with the approval of the Fund’s Board of Trustees.

Under certain conditions, the Adviser may recapture operating expenses reimbursed within three years after the date on which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitation, or if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured during the fiscal years indicated:

Fund	2019	2020	2021
Virtus Newfleet Dynamic Credit ETF	$—	$50,252	$117,406

Sub-Advisory Agreement

Each Sub-Adviser provides investment advice and management services to its respective Fund. For services provided to the Funds, the Adviser pays to each Sub-Adviser a fee, payable monthly. The Sub-Advisers and sub-advisory fees for each Fund are listed below.

Funds	Sub-Advisers	Sub-Advisory Fees
Virtus Enhanced Short U.S. Equity ETF	Rampart Investment Management Company, LLC(1)	50% of the Net Advisory Fee(2)
Virtus Newfleet Dynamic Credit ETF	Newfleet Asset Management, LLC(1)	50% of the Net Advisory Fee(2)

(1)	An indirect wholly-owned subsidiary of Virtus.
(2)	Net Advisory Fee: In the event the Adviser waives all or a portion of its fee and/or assumes all or a portion of the expenses of the Fund, the Sub-Adviser will similarly waive its fee and/or pay a portion of the assumed expenses, in either case, in the same proportion as the Adviser by promptly paying to the Adviser (or its designee) 50% of the amount waived and/or assumed by the Adviser. If during the term of the Sub-Advisory Agreement the Adviser later recaptures some or all of fees waived or expenses reimbursed by the Adviser and the Sub-Adviser together, then the Adviser will pay to the Sub-Adviser 50% of the amount recaptured.

Notes to Financial Statements (continued)

July 31, 2018

Principal Underwriter

Pursuant to the terms of a Distribution Agreement with the Trust, ETF Distributors LLC (the “Distributor”) serves as the Funds’ principal underwriter. The Distributor receives compensation from the Adviser for the statutory underwriting services it provides to the Funds. The Distributor will not distribute shares in less than Creation Units (as hereinafter defined), and does not maintain a secondary market in shares. The shares are traded in the secondary market. The Distributor is a wholly-owned subsidiary of Virtus.

Distribution and Service (12b-1 Plan)

The Board of Trustees has adopted a distribution and service plan under which Virtus Enhanced Short U.S. Equity ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No 12b-1 fees are currently paid by Virtus Enhanced Short U.S. Equity ETF and there are no current plans to impose these fees.

Operational Administrator

Virtus ETF Solutions LLC (the “Administrator”) serves as the Funds’ operational administrator. The Administrator supervises the overall administration of the Trust and the Funds including, among other responsibilities, the coordination and day-to-day oversight of the Funds’ operations, the service providers’ communications with the Funds and each other and assistance with Trust, Board and contractual matters related to the Funds and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator is a wholly-owned subsidiary of Virtus.

Accounting Services Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) provides administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Funds’ accounting services administrator. BNY Mellon also serves as the custodian for the Funds’ assets, and serves as transfer agent and dividend paying agent for the Funds.

4. CREATION AND REDEMPTION TRANSACTIONS

The Funds issue and redeem shares on a continuous basis at Net Asset Value (“NAV”) in groups of 50,000 shares called “Creation Units.” The Funds’ Creation Units may be issued and redeemed generally for cash or an in-kind deposit of securities held by the Funds. In each instance of cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions

Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

5. FEDERAL INCOME TAX

Each Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income or excise tax provision is required. Accounting for Uncertainty in Income Taxes as issued by the Financial Accounting Standards Board provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalties related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2017), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of July 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds recognize interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the year ended July 31, 2018, the Funds had no accrued penalties or interest.

Notes to Financial Statements (continued)

July 31, 2018

The adjusted cost basis of investments and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Funds	Federal Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Virtus Enhanced Short U.S. Equity ETF	$—	$—	$—	$—
Virtus Newfleet Dynamic Credit ETF	87,921,028	634,512	(1,197,582)	(563,070)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales. At July 31, 2018, the components of accumulated earnings/loss on a tax-basis were as follows:

Funds	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Loss)
Virtus Enhanced Short U.S. Equity ETF	$—	$(330,658)	$—	$(330,658)
Virtus Newfleet Dynamic Credit ETF	179,328	(880,483)	(563,070)	(1,264,225)

Capital losses incurred after October 31 (“Post-October Losses”) and ordinary losses incurred after December 31 (‘Late Year Ordinary Losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. During the fiscal year ended July 31, 2018, the following Funds incurred and elected to defer Post-October Losses and Late Year Ordinary Losses as follows:

Funds	Late-Year Ordinary Losses	Capital Post-October Losses
Virtus Enhanced Short U.S. Equity ETF	3,341	—
Virtus Newfleet Dynamic Credit ETF	—	880,483

The tax character of distributions paid during the years ended July 31, 2018 and July 31, 2017 were as follows:

	2018		2017(1)
Funds	Distributions Paid From Ordinary Income	Distributions Paid From Long-Term Capital Gains	Distributions Paid From Ordinary Income	Distributions Paid From Long-Term Capital Gains
Virtus Enhanced Short U.S. Equity ETF(1)	$2,035	$—	$—	$—
Virtus Newfleet Dynamic Credit ETF	5,176,642	—	2,094,898	—

(1)	The Fund commenced operations on June 26, 2017.

At July 31, 2018, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains for an unlimited period. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders:

Funds	Short-Term No Expiration	Long-Term No Expiration	Total
Virtus Enhanced Short U.S. Equity ETF	$130,916	$196,401	$327,317

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. At July 31, 2018, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Funds	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss) On Investments	Paid-in-Capital
Virtus Enhanced Short U.S. Equity ETF	$37	$—	$(37)
Virtus Newfleet Dynamic Credit ETF	17,853	(17,853)	—

Notes to Financial Statements (continued)

July 31, 2018

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments), subscriptions in-kind and redemptions in-kind for the year ended July 31, 2018 were as follows:

	Purchases		Sales
Funds	Long Term	U.S Government	Long Term	U.S Government	Subscriptions In-Kind	Redemptions In-Kind
Virtus Newfleet Dynamic Credit ETF	$88,918,093	$2,994,258	$124,325,630	$4,483,474	$—	$—

7. DERIVATIVE INSTRUMENTS

The Funds have adopted authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations. The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective.

The following is the location and each Fund’s fair values of derivative investments disclosed, if any, in the Statements of Assets and Liabilities, categorized by primary market risk exposure as of July 31, 2018.

Fund	Asset Derivatives:	Equity Risk
Virtus Enhanced Short U.S. Equity ETF	Unrealized appreciation on futures contracts(1)	$ —

Fund	Liability Derivatives:	Equity Risk
Virtus Enhanced Short U.S. Equity ETF	Unrealized depreciation on futures contracts(1)	$9,782

(1)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

The following is the location and the effect of derivative investments, if any, on the Statements of Operations, categorized by primary market risk exposure during the year ended July 31, 2018.

Fund	Realized Gain (Loss):	Equity Risk
Virtus Enhanced Short U.S. Equity ETF	Futures contracts	$(316,458)

The following is the location and the effect of derivative investments, if any, on the Statements of Operations, categorized by primary market risk exposure during the year ended July 31, 2018.

Fund	Change in Unrealized Gain (Loss):	Equity Risk
Virtus Enhanced Short U.S. Equity ETF	Futures contracts	$28,681

For the year ended July 31, 2018, the average notional value of contracts (based on fiscal quarter ends) on futures contracts for Virtus Enhanced Short U.S. Equity ETF was $1,998,245. For the purpose of this calculation, notional amounts outstanding are at absolute value.

8. INVESTMENT RISKS

As with any investment, an investment in the Funds could result in a loss or the performance of the Funds could be inferior to that of other investments. An investor should consider each Fund’s investment objectives, risks, and charges and expenses carefully before investing. Each Fund’s prospectus and statement of additional information contain this and other important information.

9. CREDIT RISK

Junk Bonds or High Yield Securities: High yield securities are generally subject to greater levels of credit quality risk than investment grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the Fund’s shares and the income it earns.

Notes to Financial Statements (continued)

July 31, 2018

10. 10% SHAREHOLDERS

As of July 31, 2018, the Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

Funds	% of Shares Outstanding	Number of Accounts
Virtus Enhanced Short U.S. Equity ETF	72%	1
Virtus Newfleet Dynamic Credit ETF	93%	1

11. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has determined that there are no material events that would require disclosure.

Report of Independent Registered Public Accounting Firm

July 31, 2018

To the Board of Trustees of Virtus ETF Trust II and Shareholders of Virtus Enhanced Short U.S. Equity ETF and Virtus Newfleet Dynamic Credit ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Enhanced Short U.S. Equity ETF and Virtus Newfleet Dynamic Credit ETF (constituting Virtus ETF Trust II, hereafter collectively referred to as the ″Funds″) as of July 31, 2018, the related statements of operations for the year ended July 31, 2018, the statements of changes in net assets for the year ended July 31, 2018, including the related notes, and the financial highlights for the year ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2018, the results of their operations for the year then ended, the changes in each of their net assets for the year ended July 31, 2018 and the financial highlights for the year ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion. The financial statements of the Funds as of and for the year ended July 31, 2017 and the financial highlights for each of the periods ended on or prior to July 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 29, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

/s/ PricewaterhouseCoopers LLP
Philadelphia, PA
September 20, 2018

We have served as the auditor of one or more investment companies in Virtus ETF Solutions since 2017.

Approval of Advisory Agreements & Board Considerations (unaudited)

Approvals with Respect to Virtus Newfleet Dynamic Credit ETF (“BLHY”) and Virtus Enhanced U.S. Equity ETF (“VESP”) (each, a “Fund” and collectively, the “Funds”)

On February 8, 2018, at an in-person meeting (the “Meeting”) at which all of the Trustees were present, including all of the Trustees who were not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”), the Board of Trustees (the “Board”) of Virtus ETF Trust II (the “Trust”), including the Independent Trustees voting separately, reviewed and unanimously approved the continuance of an investment advisory agreement between Virtus ETF Advisers LLC (the “Adviser”) and the Trust (each, an “Advisory Agreement” and together, the “Advisory Agreements”) with respect to each Fund, and an investment sub-advisory agreement among Newfleet Asset Management, LLC (the “Sub-Adviser”), the Adviser and the Trust (the “Sub-Advisory Agreement”) with respect to BLHY.

At the Meeting, the Board received and reviewed information provided by the Adviser and the Sub-Adviser in response to requests of the Board and its counsel, including a memorandum from the Adviser that included a description of the Adviser’s business, a copy of the Adviser’s Form ADV, and certain other information about the Adviser to be considered in connection with the Trustees’ review process (the “Adviser Memorandum”), and a memorandum from the Sub-Adviser that included a description of the Sub-Adviser’s business, a copy of the Sub-Adviser’s Form ADV and certain other information about the Sub-Adviser to be considered in connection with the Trustees’ review process (the “Sub-Adviser Memorandum”). The Board also met in person with representatives of the Adviser to discuss the Fund.

Advisory Agreements

In deciding on whether to approve the continuance of the Advisory Agreements with the Adviser on behalf of the Funds, the Board considered numerous factors, including:

The nature, extent, and quality of the services provided by the Adviser. The Board considered the responsibilities the Adviser has under the respective Advisory Agreement, and the services provided by the Adviser to the Funds, including, without limitation, the management, oversight, and administrative services that the Adviser and its employees provide to the Funds, the Adviser’s coordination of services for the Funds by the Trust’s service providers, and its compliance procedures and practices, particularly with respect to the Trust’s exemptive order permitting the operation of the Funds as exchange-traded funds. The Board noted that many of the Trust’s executive officers are employees of the Adviser, and serve the Trust without additional compensation from the Funds. The Board also considered the information in the Adviser Memorandum, including descriptions of the Adviser’s investment advisory services and its related non-advisory business. The Board concluded that the quality, extent, and nature of the services provided by the Adviser are satisfactory and adequate for the Funds.

The investment management capabilities and experience of the Adviser. The Board evaluated the management experience of the Adviser, in light of the services it has provided to each Fund. In particular, the Board received information from the Adviser regarding, among other things, the Adviser’s experience in organizing, managing and overseeing the Funds and coordinating their operation and administration. The Board determined that the Adviser possessed adequate capabilities and experience for the management of each Fund.

The costs of the services provided and profits to be realized by the Adviser from its relationship with the Funds. The Board examined and evaluated the arrangements between the Adviser and the Funds under the Advisory Agreements. The Board considered the fact that VESP utilizes a “unified fee” structure in which the Fund’s ordinary operating expenses (subject to customary exclusions) are paid from the Adviser’s management fee. The Board also considered that BLHY is subject to an expense limitation agreement (in each case, subject to customary exclusions) to cap the Fund’s total expenses. The Board noted that, under either arrangement, the Adviser would likely supplement a portion of the cost of operating each Fund for some period of time and considered the benefits that would accrue to the Funds.

The Board also considered potential benefits for the Adviser in managing the Funds, including promotion of the Adviser’s name and the interests of the Adviser in providing management and oversight services to each Fund. In addition, at the Meeting, the Board compared the management fee and total expense ratio of each Fund to the expense ratios of other funds considered by the Adviser to have similar investment objectives and strategies to the Funds and comparable assets under management (“AUM”). Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by the Funds are appropriate and representative of arm’s-length negotiations.

The extent to which economies of scale would be realized as the Funds grow and whether management fee levels reflect these economies of scale for the benefit of the Funds’ investors. The Board considered the AUM and operational history of each of the Funds, together with the fees paid to the Adviser (including, where applicable, any capped fees). The Board considered that VESP is subject to a unified fee. The Board considered that VESP has experienced benefits from the unified fee arrangement, and would continue to do so even after

Approval of Advisory Agreements & Board Considerations (unaudited) (continued)

the Fund’s assets grow to a level where the Adviser is no longer required to reimburse the Fund’s ordinary operating expenses in excess of the amount received by the Adviser under the unified fee. Accordingly, the Board concluded that VESP’s fee arrangement with the Adviser would provide benefits through the unified fee structure, and that, at the Fund’s current and projected asset levels, the Fund’s arrangement with the Adviser would be appropriate.

The Board considered that BLHY currently experiences benefits from the capped fees pursuant to the expense limitation agreement. Accordingly, the Board concluded that, in light of the current AUM for the Fund, it was not necessary to consider economies of scale at this time.

Other benefits derived by the Adviser from its relationship with the Funds. The Board considered material “fall-out” or ancillary benefits that accrue to the Adviser as a result of its relationship with each Fund (other than the advisory fee). The Board noted that ETF Distributors LLC (the “Distributor”), an affiliate of the Adviser, serves as principal underwriter for the Funds, and that Virtus ETF Solutions LLC (the “Administrator”), also an affiliate of the Adviser, serves as the operational administrator for the Funds. The Board noted that the Adviser is responsible for the payment of any fees to the Distributor and the Administrator. The Board considered that the association of the Distributor and the Administrator with the Funds could result in non-quantifiable reputational benefits for those entities. Based on the foregoing information, the Board concluded that such potential benefits are immaterial to its consideration and approval of the continuance of the Advisory Agreements.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed with counsel to the Independent Trustees the legal standards applicable to its consideration of the Advisory Agreements. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the Advisory Agreements were fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the continuance of the Advisory Agreements on behalf of the Funds.

Sub-Advisory Agreement

In deciding on whether to approve the continuance of the Sub-Advisory Agreement with the Sub-Adviser on behalf of BLHY, the Board considered numerous factors, including:

The nature, extent, and quality of the services provided by the Sub-Adviser. The Board considered the responsibilities the Sub-Adviser has under the Sub-Advisory Agreement and the services provided by the Sub-Adviser including, without limitation, its investment advisory services and compliance procedures and practices. After reviewing the foregoing information and further information in the materials, including the Sub-Adviser Memorandum (which included descriptions of the Sub-Adviser’s business and Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Sub-Adviser was satisfactory and adequate for BLHY.

The investment management capabilities and experience of the Sub-Adviser. The Board evaluated the investment management experience of the Sub-Adviser and experience of the Sub-Adviser in carrying out the day-to-day management of BLHY’s portfolio. In particular, the Board received information from the Sub-Adviser regarding the performance of its portfolio managers in implementing the investment strategies for BLHY. The Board discussed the investment objective and strategies for the Fund and the Sub-Adviser’s performance in implementing the strategies. After consideration of these factors, the Board determined that the Sub-Adviser continued to be an appropriate sub-adviser to the Fund.

The costs of the services provided and profits to be realized by the Sub-Adviser from its relationship with the Fund. The Board examined and evaluated the arrangements between the Sub-Adviser and the Adviser under the Sub-Advisory Agreement. The Board considered the fact that BLHY is subject to an expense limitation agreement (subject to customary exclusions) to cap the Fund’s total expenses. The Board noted that, under such an arrangement, the Sub-Adviser would likely supplement a portion of the cost of operating BLHY for some period of time and considered the benefits that would accrue to BLHY.

The Board considered the Sub-Adviser’s staffing, personnel, and methods of operating; the Sub-Adviser’s compliance policies and procedures; the financial condition of the Sub-Adviser and the level of commitment to BLHY by the Sub-Adviser; the current and projected asset levels of BLHY; and the overall projected expenses of BLHY. The Board also considered potential benefits to the Sub-Adviser in sub-advising BLHY, including promotion of the Sub-Adviser’s name.

The Board compared the fees and expenses of BLHY (including the sub-advisory fee) to other funds considered by the Adviser to have investment objectives and strategies similar to BLHY and comparable AUM. Following these comparisons and upon further consideration

Approval of Advisory Agreements & Board Considerations (unaudited) (continued)

and discussion of the foregoing, the Board concluded that the fee to be paid to the Sub-Adviser (pursuant to the Advisory Agreement) is appropriate and representative of an arm’s-length negotiation.

The extent to which economies of scale would be realized as the Fund grows and whether sub-advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. The Board considered the AUM and operational history of BLHY, together with the fees paid to the Sub-Adviser (including any capped fees). The Board considered that BLHY has experienced benefits from the capped fees, particularly where the Sub-Adviser is paying Fund expenses in excess of its sub-advisory fee. The Board considered that BLHY would continue to experience such benefits even after the Fund’s assets grow to a level where the Sub-Adviser is no longer required to waive its sub-advisory fee or reimburse the Fund’s expenses in excess of the amount received by the Sub-Adviser under its Sub-Advisory Agreement. Accordingly, the Board concluded that, in light of the current AUM for BLHY, it was not necessary to consider economies of scale at this time.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed with counsel to the Independent Trustees the legal standards applicable to its consideration of the Sub-Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the sub-advisory arrangement, as outlined in the Sub-Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred, and such other matters as the Board considered relevant.

After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the continuance of the Sub-Advisory Agreement on behalf of BLHY.

Trustees and Officers of the Trust (unaudited)

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees are set forth below. The SAI includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling the Adviser at (888) 383-0553.

Name and Year of Birth	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Myles J. Edwards Year of Birth: 1961	Trustee	Since Inception (2015)	Chief Executive Officer (since 2018), Final Compliance; Chief Compliance Officer (since 2018), Knight Vinke; General Counsel, CCO and COO, Shufro, Rose & Co., LLC (2014-2018); General Counsel and CCO, Constellation Wealth Advisers, LLC (2011-2014).	14	Trustee (since 2016), ETFis Series Trust I (11 portfolios)
Stephen O’Grady Year of Birth: 1946	Trustee	Since Inception (2015)	Lead Market Maker, GFI Group (2011-2012); Partner, Kellogg Capital Markets (2004-2011)	14	Trustee (since 2014), ETFis Series Trust I (11 portfolios); Trustee (2013-2015), Greenhaven LLC; Trustee (since 2014), Acacia Group LLC; Trustee (since 2014), ETFS Trust (5 portfolios)
James Simpson Year of Birth: 1970	Trustee	Since Inception (2015)	President, ETP Resources, LLC (since 2009) (a financial services consulting company)	14	Trustee (since 2018), Asset Management Fund (5 portfolios); Trustee (since 2014), ETFis Series Trust I (11 portfolios)
Robert S. Tull Year of Birth: 1952	Trustee	Since Inception (2015)	Independent Consultant (since 2013); Chief Operating Officer, Factor Advisors, LLC (2010-2013)	14	Trustee (since 2014), ETFis Series Trust I (11 portfolios)
INTERESTED TRUSTEE**
George R. Aylward Year of Birth: 1964	Chairman and Trustee	Since Inception (2015)
Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (3 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (70 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.
				3
Trustee (since 2017), Virtus Asset Trust (26 portfolios); Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee (since 2006), Virtus Mutual Funds (49 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
OTHER EXECUTIVE OFFICERS
William J. Smalley Year of Birth: 1983	President and Chief Executive Officer	Since Inception (2015)
President, Virtus ETF Solutions LLC (since 2012); Managing Principal, ETF Distributors LLC (since 2012); Managing Director, Virtus ETF Advisers LLC (since 2012); President and Chief Executive Officer (since 2012) and Secretary (2012-2015), ETFis Series Trust I; Vice President, Factor Advisors, LLC (2010-2012)
				N/A	N/A
Brinton W. Frith Year of Birth: 1969	Treasurer and Chief Financial Officer	Since Inception (2015)
President, Virtus ETF Advisers LLC (since 2013); Managing Director, Virtus ETF Solutions LLC (since 2013); Treasurer and Chief Financial Officer, ETFis Series Trust I (since 2012); President, Javelin Investment Management, LLC (2008-2013)
				N/A	N/A
Nancy J. Engberg Year of Birth: 1956	Chief Compliance Officer	Since Inception (2015)
Senior Vice President (since 2017); Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2017) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I.
				N/A	N/A
Kevin J. Carr Year of Birth: 1954	Secretary	Since Inception (2015)
Vice President and Senior Counsel (2017 to present); Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select Energy MLP Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; and Secretary (since 2015), ETFis Series Trust I.
				N/A	N/A

The address for each Trustee and officer is 1540 Broadway, 16th Floor, New York, NY 10036. Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

*	As of July 31, 2018, the Fund Complex consisted of the Trust, which consisted of three portfolios —Virtus Newfleet Dynamic Credit ETF, Virtus Enhanced U.S. Equity ETF and Virtus Enhanced Short U.S. Equity ETF and ETFis Series Trust I, which consisted of eleven portfolios — InfraCap REIT Preferred ETF, iSectors® Post-MPT Growth ETF, Reaves Utilities ETF, Virtus Cumberland Municipal Bond ETF, Virtus Glovista Emerging Markets ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus WMC Global Factor Opportunities ETF and InfraCap MLP ETF, and Virtus ETF Trust II, which consisted of three portfolios —Virtus Newfleet Dynamic Credit ETF, Virtus Enhanced U.S. Equity ETF and Virtus Enhanced Short U.S. Equity ETF.
**	William J. Smalley is an “interested person” as defined in the Investment Company Act of 1940, because he is an employee of the Adviser.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q (or any successor Form). The Funds Form N-Q (or any successor Form) are available without charge, upon request, by calling toll-free at (888) 383-0553. Furthermore, you may obtain the Form N-Q (or any successor Form) on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are posted daily on the Funds’ website at www.virtusetfs.com.

The Funds’ premium/discount information for the most recently completed calendar year and the most recently completed calendar quarters since that year is available without charge on the Funds’ website at www.virtusetfs.com.

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (888) 383-0553, by accessing the SEC’s website at www.sec.gov or by accessing the Funds’ website at www.virtusetfs.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available by calling toll-free at (888) 383-0553 or by accessing the SEC’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended July 31, 2018, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by each Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

Funds	QDI	DRD
Virtus Enhanced Short U.S. Equity ETF	0%	0%
Virtus Newfleet Dynamic Credit ETF	0%	0%

c/o ETF Distributors LLC
1540 Broadway, Suite 1610
New York, NY 10036

8572(09/18)

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Other than certain non-substantive changes, there have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. Pursuant to Item 13(a)(1), a copy of registrant’s amended code of ethics has been filed with the Commission. During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. At this time, the registrant's board of trustees believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $27,000 and $35,800, respectively, for the registrant’s fiscal years ended July 31, 2017 and July 31, 2018.

(b) Audit-Related Fees

No fees were billed in the registrant’s fiscal years ended July 31, 2017 and July 31, 2018 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, and tax planning were $6,000 and $11,200, respectively, for the registrant’s fiscal years ended July 31, 2017 and July 31, 2018.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

(d)	All Other Fees

None.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(e)(2)	None of the services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended, July 31, 2017 and July 31, 2018, aggregate non-audit fees of $6,000 and $0 respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in either of the registrant’s fiscal years ended July 31, 2017 and July 31, 2018 by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not applicable

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Stephen G. O’Grady, James Simpson, Robert S. Tull and Myles J. Edwards.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus ETF Trust II

By (Signature and Title)*	/s/ William J. Smalley
William J. Smalley, President and Principal Executive Officer
(Principal Executive Officer)

Date	10/3/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Smalley
William J. Smalley, President and Principal Executive Officer
(Principal Executive Officer)

Date	10/3/2018

By (Signature and Title)*	/s/ Brinton W. Frith
Brinton W. Frith, Treasurer and Principal Financial Officer
(Principal Financial Officer)

Date	10/3/2018

* Print the name and title of each signing officer under his or her signature.